                                                 STANDBY EQUITY DISTRIBUTION AGREEMENT

         THIS AGREEMENT  dated as of the ___ day of March 2005 (the  "Agreement")  between  CORNELL  CAPITAL  PARTNERS,  LP, a Delaware limited  partnership  (the  "Investor"),  and AMERICANA  PUBLISHING,  INC., a corporation  organized and existing under the laws of the
State of Colorado (the "Company").

         WHEREAS,  the parties desire that, upon the terms and subject to the conditions  contained herein, the Company shall issue and sell to the Investor,  from time to time as provided  herein,  and the Investor  shall purchase from the Company up to Ten Million U.S.
Dollars ($10,000,000) of the Company's common stock, par value $0.001 per share (the "Common Stock"); and

         WHEREAS,  such  investments  will be made in reliance upon the provisions of Regulation D  ("Regulation  D") of the Securities
Act of 1933, as amended, and the regulations  promulgated  thereunder (the "Securities Act"), and or upon such other exemption from the registration  requirements  of the  Securities  Act as may be  available  with  respect  to any or all of the  investments  to be  made hereunder.

         WHEREAS, the Company has engaged Newbridge Securities  Corporation (the  "Placement Agent"), to act as the Company's exclusive placement agent in connection  with the sale of the Company's  Common Stock to the Investor  hereunder  pursuant to the Placement Agent
Agreement dated the date hereof by and among the Company, the Placement Agent and the Investor (the "Placement Agent Agreement").

         NOW, THEREFORE, the parties hereto agree as follows:

                                                              ARTICLE I.
                                                          Certain Definitions

         Section 1.1.      "Advance" shall mean the portion of the Commitment Amount requested by the Company in the Advance Notice.

         Section 1.2.      "Advance  Date" shall mean the date the David  Gonzalez  Attorney  Trust  Account is in receipt of the funds from the Investor and David  Gonzalez,  Esq., is in possession of free trading  shares from the Company and therefore an Advance by the
Investor to the Company can be made and David  Gonzalez,  Esq. can release the free trading  shares to the  Investor.  The Advance Date shall be the first (1st) Trading Day after expiration of the applicable Pricing Period for each Advance.

         Section 1.3.      "Advance  Notice"  shall mean a written  notice to the Investor  setting  forth the Advance  amount that the
Company requests from the Investor and the Advance Date.

         Section 1.4.      "Advance Notice Date" shall mean each date the Company  delivers to the Investor an Advance Notice requiring the Investor to advance funds to the Company,  subject to the terms of this  Agreement.  No Advance Notice Date shall be less than five
(5) Trading Days after the prior Advance Notice Date.

         Section 1.5.      "Bid Price" shall mean,  on any date,  the closing bid price (as  reported by Bloomberg  L.P.) of the Common
Stock on the  Principal  Market or if the Common  Stock is not traded on a Principal  Market,  the highest  reported  bid price for the
Common Stock, as furnished by the National Association of Securities Dealers, Inc.

         Section 1.6.      "Closing" shall mean one of the closings of a purchase and sale of Common Stock pursuant to Section 2.3.

         Section 1.7.      "Commitment  Amount" shall mean the aggregate amount of up to Ten Million U.S. Dollars  ($10,000,000)  which the  Investor  has agreed to  provide to the  Company  in order to  purchase  the  Company's  Common  Stock  pursuant  to the terms and conditions of this Agreement.

         Section 1.8.      "Commitment  Period" shall mean the period  commencing on the earlier to occur of (i) the Effective Date, or
(ii) such earlier date as the Company and the  Investor  may  mutually  agree in writing,  and expiring on the earliest to occur of (x)
the date on which the Investor shall have made payment of Advances  pursuant to this  Agreement in the aggregate  amount of Ten Million
U.S. Dollars  ($10,000,000),  (y) the date this Agreement is terminated pursuant to Section 2.4, or (z) the date occurring  twenty-four
(24) months after the Effective Date.

         Section 1.9.      "Common Stock" shall mean the Company's common stock, par value $0.001 per share.

         Section 1.10.     "Condition Satisfaction Date" shall have the meaning set forth in Section 7.2.

         Section 1.11.     "Damages" shall mean any loss, claim, damage, liability, costs and expenses (including,  without limitation, reasonable attorney's fees and disbursements and costs and expenses of expert witnesses and investigation).

         Section 1.12.     "Effective  Date" shall mean the date on which the SEC first  declares  effective a  Registration  Statement registering the resale of the Registrable Securities as set forth in Section 7.2(a).

         Section 1.13.     "Escrow  Agreement"  shall mean the escrow  agreement among the Company,  the Investor,  and David Gonzalez,
Esq., dated the date hereof.

         Section 1.14.     "Exchange Act" shall mean the  Securities  Exchange Act of 1934, as amended,  and the rules and  regulations promulgated thereunder.

         Section 1.15.     "Material  Adverse  Effect" shall mean any  condition,  circumstance,  or situation  that would  prohibit or otherwise  materially  interfere with the ability of the Company to enter into and perform any of its obligations  under this Agreement or the Registration Rights Agreement in any material respect.

         Section 1.16.     "Market Price" shall mean the lowest VWAP of the Common Stock during the Pricing Period.

         Section 1.17.     "Maximum Advance Amount" shall be Two Hundred Fifty Thousand U.S. Dollars (US$250,000) per Advance Notice.

         Section 1.18.     "NASD" shall mean the National Association of Securities Dealers, Inc.

         Section 1.19.     "Person" shall mean an individual, a corporation, a partnership,  an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         Section 1.20.     "Placement Agent" shall mean Newbridge Securities Corporation, a registered broker-dealer.

         Section 1.21.     "Pricing Period" shall mean the five (5) consecutive Trading Days after the Advance Notice Date.

         Section 1.22.     "Principal  Market" shall mean the Nasdaq National Market,  the Nasdaq SmallCap  Market,  the American Stock
Exchange,  the OTC Bulletin Board or the New York Stock  Exchange,  whichever is at the time the principal  trading  exchange or market for the Common Stock.

         Section 1.23.     "Purchase Price" shall be set at ninety five percent (95%) of the Market Price during the Pricing Period.

         Section 1.24.     "Registrable  Securities"  shall mean the shares of Common  Stock to be issued  hereunder  (i) in respect of which the  Registration  Statement  has not been  declared  effective  by the SEC,  (ii) which  have not been sold under  circumstances meeting all of the  applicable  conditions of Rule 144 (or any similar  provision  then in force) under the Securities Act ("Rule 144")
or (iii) which have not been  otherwise  transferred  to a holder who may trade such shares  without  restriction  under the Securities
Act, and the Company has  delivered a new  certificate  or other  evidence of ownership for such  securities  not bearing a restrictive legend.

         Section 1.25.     "Registration  Rights  Agreement"  shall  mean the  Registration  Rights  Agreement  dated the date  hereof, regarding the filing of the Registration Statement for the resale of the Registrable  Securities,  entered into between the Company and the Investor.

         Section 1.26.     "Registration  Statement"  shall mean a  registration  statement on Form S-1 or SB-2 (if use of such form is then  available to the Company  pursuant to the rules of the SEC and, if not, on such other form  promulgated  by the SEC for which the
Company then  qualifies and which counsel for the Company shall deem  appropriate,  and which form shall be available for the resale of the  Registrable  Securities to be  registered  thereunder in accordance  with the  provisions of this  Agreement and the  Registration
Rights Agreement,  and in accordance with the intended method of distribution of such  securities),  for the registration of the resale by the Investor of the Registrable Securities under the Securities Act.

         Section 1.27.     "Regulation D" shall have the meaning set forth in the recitals of this Agreement.

         Section 1.28.     "SEC" shall mean the Securities and Exchange Commission.

         Section 1.29.     "Securities Act" shall have the meaning set forth in the recitals of this Agreement.

         Section 1.30.     "SEC Documents" shall mean Annual Reports on Form 10-KSB,  Quarterly Reports on Form 10-QSB, Current Reports
on Form 8-K and Proxy  Statements  of the Company as  supplemented  to the date  hereof,  filed by the Company for a period of at least twelve (12) months  immediately  preceding  the date hereof or the Advance  Date, as the case may be, until such time as the Company no longer has an obligation to maintain the effectiveness of a Registration Statement as set forth in the Registration Rights Agreement.

         Section 1.31.     "Trading Day" shall mean any day during which the New York Stock Exchange shall be open for business.

         Section 1.32.     "VWAP" shall mean the volume  weighted  average price of the Company's  Common Stock as quoted by Bloomberg,
LP.

                                                              ARTICLE II.
                                                               Advances

         Section 2.1.      Investments.

                  (a)      Advances. Upon the terms and conditions set forth herein (including,  without limitation,  the provisions of
Article VII  hereof),  on any Advance  Notice  Date the  Company may request an Advance by the  Investor by the  delivery of an Advance
Notice.  The number of shares of Common Stock that the Investor  shall  receive for each Advance  shall be  determined  by dividing the amount of the Advance by the Purchase  Price.  No  fractional  shares shall be issued.  Fractional  shares shall be rounded to the next higher whole number of shares.  The aggregate  maximum  amount of all Advances that the Investor  shall be obligated to make under this
Agreement shall not exceed the Commitment Amount.

         Section 2.2.      Mechanics.

                  (a)      Advance Notice. At any time during the Commitment  Period,  the Company may deliver an Advance Notice to the
Investor,  subject to the  conditions set forth in  Section 7.2;  provided,  however,  the amount for each Advance as designated by the
Company in the applicable  Advance  Notice,  shall not be more than the Maximum Advance  Amount.  The aggregate  amount of the Advances pursuant to this Agreement shall not exceed the Commitment  Amount.  The Company  acknowledges that the Investor may sell shares of the
Company's  Common Stock  corresponding  with a particular  Advance  Notice on the day the Advance  Notice is received by the  Investor.
There shall be a minimum of five (5) Trading Days between each Advance Notice Date.

                  (b)      Date of Delivery of Advance  Notice.  An Advance Notice shall be deemed  delivered on (i) the Trading Day it is received by  facsimile  or  otherwise  by the  Investor if such notice is received  prior to 12:00 noon  Eastern  Time,  or (ii) the immediately  succeeding  Trading Day if it is received by facsimile  or otherwise  after 12:00 noon Eastern Time on a Trading Day or at any time on a day which is not a Trading Day.  No Advance Notice may be deemed delivered on a day that is not a Trading Day.

         Section 2.3.      Closings.  On each  Advance  Date,  which  shall be the first  (1st)  Trading  Day after  expiration  of the applicable  Pricing Period for each Advance,  (i) the Company shall deliver to David Gonzalez,  Esq. (the "Escrow Agent") shares of the
Company's Common Stock,  representing the amount of the Advance by the Investor pursuant to Section 2.1 herein,  registered in the name of the Investor which shall be delivered to the Investor,  or otherwise in accordance  with the Escrow  Agreement and (ii) the Investor shall  deliver to Escrow Agent the amount of the Advance  specified in the Advance  Notice by wire  transfer of  immediately  available funds which shall be delivered to the Company,  or otherwise in accordance with the Escrow Agreement.  In addition,  on or prior to the
Advance  Date,  each of the Company  and the  Investor  shall  deliver to the other  through the  Investor's  counsel,  all  documents, instruments  and writings  required to be delivered by either of them  pursuant to this  Agreement in order to implement and effect the transactions  contemplated  herein.  Payment of funds to the Company and delivery of the Company's  Common Stock to the Investor  shall occur in accordance with the conditions set forth above and those contained in the Escrow  Agreement;  provided,  however,  that to the extent the Company has not paid the fees,  expenses,  and  disbursements  of the Investor,  the  Investor's  counsel,  or the Company's counsel in accordance  with Section 12.4, the amount of such fees,  expenses,  and  disbursements  may be deducted by the Investor (and shall be paid to the relevant  party) from the amount of the Advance with no reduction in the amount of shares of the Company's  Common
Stock to be delivered on such Advance Date.

         Section 2.4.      Termination  of  Investment.  The  obligation of the Investor to make an Advance to the Company  pursuant to this Agreement  shall  terminate  permanently  (including  with respect to an Advance Date that has not yet occurred) in the event that
(i) there shall occur any stop order or suspension of the  effectiveness of the  Registration  Statement for an aggregate of fifty (50)
Trading Days,  other than due to the acts of the Investor,  during the Commitment  Period,  and (ii) the Company shall at any time fail materially  to comply with the  requirements  of Article VI and such  failure is not cured  within  thirty  (30) days after  receipt of written notice from the Investor,  provided,  however,  that this termination  provision shall not apply to any period  commencing upon the  filing of a  post-effective  amendment  to such  Registration  Statement  and ending  upon the date on which  such post  effective amendment is declared effective by the SEC.

         Section 2.5.      Agreement to Advance Funds.The  Investor agrees to advance the amount specified in the Advance Notice to the
Company after the completion of each of the following conditions and the other conditions set forth in this Agreement:

                   (a)     the execution and delivery by the Company, and the Investor, of this Agreement and the Exhibits hereto;

                   (b)     the Escrow  Agent shall have  received the shares of Common Stock  applicable  to the Advance in  accordance with Section 2.3.  Such shares shall be free of restrictive legends.

                   (c)     the Company's  Registration Statement with respect to the resale of the Registrable Securities in accordance with the terms of the Registration Rights Agreement shall have been declared effective by the SEC;

                   (d)     the Company shall have obtained all material  permits and  qualifications  required by any applicable  state for the offer and sale of the Registrable  Securities,  or shall have the availability of exemptions  therefrom.  The sale and issuance of the Registrable Securities shall be legally permitted by all laws and regulations to which the Company is subject;
                   (e)     the  Company  shall  have filed with the  Commission  in a timely  manner  all  reports,  notices  and other documents required of a "reporting company" under the Exchange Act and applicable Commission regulations;

                   (f)     the fees as set forth in Section  12.4 below  shall have been paid or can be withheld as provided in Section
2.3; and

                   (g)     the conditions set forth in Section 7.2 shall have been satisfied.

                   (h)     the Company  shall have  provided to the  Investor an  acknowledgement,  from White &  Associates  as to its ability to provide all consents required in order to file a registration statement in connection with this transaction;

                   (i)     The Company's transfer agent shall be DWAC eligible.

         Section 2.6.      Lock Up Period.

                           (i)      During  the  Commitment  Period,  the  Company  shall  not  issue or sell (i) any  Common  Stock or
Preferred Stock without  consideration  or for a consideration  per share less than the Bid Price on the date of issuance or (ii) issue or sell any warrant,  option, right,  contract,  call, or other security or instrument granting the holder thereof the right to acquire
Common Stock without consideration or for a consideration per share less than the Bid Price on the date of issuance.

                           (ii)     On the date hereof,  the Company  shall obtain from each officer and director a lock-up  agreement, as defined below,  in the form annexed hereto as Schedule 2.6  agreeing to only sell in compliance  with the volume  limitation of Rule
144.

         Section 2.7.      Hardship.  In the event the Investor sells shares of the Company's  Common Stock after receipt of an Advance
Notice and the Company fails to perform its  obligations as mandated in Section 2.3, and  specifically  the Company fails to deliver to the Escrow Agent on the Advance Date the shares of Common Stock  corresponding  to the  applicable  Advance,  the Company  acknowledges that the  Investor  shall suffer  financial  hardship  and  therefore  shall be liable for any and all losses,  commissions,  fees,  or financial hardship caused to the Investor.

                                                             ARTICLE III.
                                              Representations and Warranties of Investor

         Investor  hereby  represents  and  warrants to, and agrees with,  the Company that the  following  are true and as of the date hereof and as of each Advance Date:

         Section 3.1.      Organization and  Authorization.  The Investor is duly incorporated or organized and validly existing in the jurisdiction  of its  incorporation  or  organization  and has all requisite  power and  authority to purchase and hold the  securities issuable  hereunder.  The decision to invest and the execution and delivery of this  Agreement by such  Investor,  the  performance  by such Investor of its obligations  hereunder and the  consummation by such Investor of the  transactions  contemplated  hereby have been duly authorized and requires no other  proceedings on the part of the Investor.  The undersigned has the right,  power and authority to execute and deliver this Agreement and all other instruments (including,  without limitations,  the Registration Rights Agreement),  on behalf of the Investor.  This  Agreement has been duly executed and delivered by the Investor and,  assuming the execution and delivery hereof and acceptance  thereof by the Company,  will constitute the legal, valid and binding  obligations of the Investor,  enforceable against the Investor in accordance with its terms.

         Section 3.2.      Evaluation of Risks.  The Investor has such knowledge and  experience in financial tax and business  matters as to be capable of evaluating  the merits and risks of, and bearing the economic  risks  entailed by, an investment in the Company and of protecting its interests in connection  with this  transaction.  It recognizes  that its  investment in the Company  involves a high degree of risk.

         Section 3.3.      No Legal  Advice From the Company.  The Investor  acknowledges  that it had the  opportunity  to review this
Agreement and the  transactions  contemplated by this Agreement with his or its own legal counsel and investment and tax advisors.  The
Investor is relying  solely on such counsel and  advisors and not on any  statements  or  representations  of the Company or any of its representatives  or agents for legal, tax or investment advice with respect to this investment,  the transactions  contemplated by this
Agreement or the securities laws of any jurisdiction.

         Section 3.4.      Investment Purpose.  The securities are being purchased by the Investor for its own account,  for investment and without  any view to the  distribution,  assignment  or resale to others or  fractionalization  in whole or in part.  The  Investor agrees not to assign or in any way transfer the Investor's  rights to the securities or any interest therein and acknowledges  that the
Company will not recognize any purported  assignment or transfer  except in accordance  with  applicable  Federal and state  securities laws. No other person has or will have a direct or indirect  beneficial  interest in the  securities.  The Investor agrees not to sell, hypothecate or otherwise  transfer the Investor's  securities  unless the securities are registered  under Federal and applicable state securities laws or unless, in the opinion of counsel satisfactory to the Company, an exemption from such laws is available.

         Section 3.5.      Accredited Investor.  The Investor is an "Accredited  Investor" as that term is defined in Rule 501(a)(3) of
Regulation D of the Securities Act.

         Section 3.6.      Information.  The  Investor  and its  advisors  (and its  counsel),  if any,  have been  furnished  with all materials  relating to the business,  finances and operations of the Company and  information it deemed  material to making an informed investment  decision.  The Investor and its advisors,  if any, have been afforded the  opportunity  to ask questions of the Company and its  management.  Neither such  inquiries nor any other due  diligence  investigations  conducted by such Investor or its advisors,  if any,  or its  representatives  shall  modify,  amend or  affect  the  Investor's  right to rely on the  Company's  representations  and warranties  contained in this  Agreement.  The Investor  understands  that its investment  involves a high degree of risk. The Investor is in a position regarding the Company,  which, based upon employment,  family relationship or economic  bargaining power,  enabled and enables  such  Investor  to obtain  information  from the  Company in order to evaluate  the merits and risks of this  investment.  The
Investor has sought such  accounting,  legal and tax advice,  as it has considered  necessary to make an informed  investment  decision with respect to this transaction.

         Section 3.7.      Receipt of  Documents.  The  Investor and its counsel have  received  and read in their  entirety:  (i) this
Agreement  and the  Exhibits  annexed  hereto;  (ii) all due  diligence  and other  information  necessary  to verify the  accuracy and completeness of such  representations,  warranties and covenants;  (iii) the Company's Form 10-KSB for the year ended December 31, 2003 and Form 10-QSB for the period ended  September 30, 2004;  and  (iv) answers  to all  questions  the Investor  submitted to the Company regarding an investment in the Company;  and the Investor has relied on the  information  contained  therein and has not been furnished any other documents, literature, memorandum or prospectus.

         Section 3.8.      Registration  Rights Agreement and Escrow Agreement.  The parties have entered into the Registration  Rights
Agreement and the Escrow Agreement, each dated the date hereof.

         Section 3.9.      No General  Solicitation.  Neither the Company,  nor any of its affiliates,  nor any person acting on its or their behalf,  has engaged in any form of general  solicitation  or general  advertising  (within the meaning of Regulation D under the
Securities Act) in connection with the offer or sale of the shares of Common Stock offered hereby.

         Section 3.10.     Not an  Affiliate.  The  Investor is not an  officer,  director or a person  that  directly,  or  indirectly through one or more  intermediaries,  controls or is controlled by, or is under common  control with the Company or any  "Affiliate" of the Company (as that term is defined in Rule 405 of the Securities Act).

         Section 3.11.     Trading  Activities.  The Investor's trading activities with respect to the Company's Common Stock shall be in compliance  with all applicable  federal and state  securities  laws,  rules and  regulations  and the rules and regulations of the
Principal  Market on which the Company's  Common Stock is listed or traded.  Neither the Investor nor its  affiliates has an open short position in the Common Stock of the  Company,  the Investor  agrees that it shall not,  and that it will cause its  affiliates  not to, engage in any short sales of or hedging  transactions  with respect to the Common  Stock,  provided that the Company  acknowledges  and agrees that upon receipt of an Advance  Notice the  Investor is  permitted to sell the shares to be issued to the Investor  pursuant to the Advance Notice during the applicable Pricing Period.

                                                              ARTICLE IV.
                                             Representations and Warranties of the Company

         Except as stated below, on the disclosure  schedules attached hereto or in the SEC Documents (as defined herein),  the Company hereby represents and warrants to, and covenants with, the Investor that the following are true and correct as of the date hereof:

         Section 4.1.      Organization and  Qualification.  The Company is duly  incorporated or organized and validly existing in the jurisdiction of its  incorporation or organization and has all requisite power and authority  corporate power to own its properties and to carry on its business as now being conducted.  Each of the Company and its  subsidiaries is duly qualified as a foreign  corporation to do  business  and is in good  standing  in every  jurisdiction  in which  the  nature of the  business  conducted  by it makes  such qualification  necessary,  except to the extent that the failure to be so  qualified or be in good  standing  would not have a Material
Adverse Effect on the Company and its subsidiaries taken as a whole.

         Section 4.2.      Authorization,  Enforcement,  Compliance with Other Instruments. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement,  the Registration Rights Agreement,  the Escrow Agreement,  the Placement
Agent Agreement and any related  agreements,  in accordance with the terms hereof and thereof,  (ii) the execution and delivery of this
Agreement,  the Registration  Rights Agreement,  the Escrow Agreement,  the Placement Agent Agreement and any related agreements by the
Company and the  consummation by it of the  transactions  contemplated  hereby and thereby,  have been duly authorized by the Company's
Board of Directors and no further  consent or  authorization  is required by the Company,  its Board of Directors or its  stockholders,
(iii) this  Agreement,  the  Registration  Rights  Agreement,  the Escrow  Agreement,  the  Placement  Agent  Agreement and any related agreements have been duly executed and delivered by the Company,  (iv) this Agreement,  the Registration  Rights Agreement,  the Escrow
Agreement,  the  Placement  Agent  Agreement and assuming the  execution  and delivery  thereof and  acceptance by the Investor and any related  agreements  constitute the valid and binding  obligations of the Company  enforceable  against the Company in accordance  with their terms,  except as such  enforceability  may be limited by general  principles  of equity or  applicable  bankruptcy,  insolvency, reorganization,  moratorium,  liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

         Section 4.3.      Capitalization.  As of the date hereof,  the authorized capital stock of the Company consists of 500,000,000 shares of Common Stock, par value $0.001 per share and 20,000,000  shares of Preferred Stock, no par value, of which 29,638,084  shares of Common  Stock and no shares of  Preferred  Stock were issued and  outstanding.  All of such  outstanding  shares  have been  validly issued and are fully paid and  nonassessable.  Except as  disclosed  in the SEC  Documents,  no shares of Common  Stock are  subject to preemptive  rights or any other similar rights or any liens or encumbrances  suffered or permitted by the Company.  Except as disclosed in the SEC Documents, as of the date hereof,  (i) there are no outstanding options,  warrants,  scrip, rights to subscribe to, calls or commitments  of any character  whatsoever  relating to, or securities or rights  convertible  into,  any shares of capital stock of the
Company or any of its  subsidiaries,  or contracts,  commitments,  understandings  or  arrangements  by which the Company or any of its subsidiaries is or may become bound to issue  additional  shares of capital stock of the Company or any of its subsidiaries or options, warrants,  scrip,  rights to subscribe  to, calls or  commitments  of any  character  whatsoever  relating to, or  securities or rights convertible  into,  any  shares of  capital  stock of the  Company  or any of its  subsidiaries,  (ii)  there are no  outstanding  debt securities  (iii) there  are no  outstanding  registration  statements  other  than on Form S-8 and (iv)  there  are no  agreements  or arrangements  under which the Company or any of its  subsidiaries  is obligated to register the sale of any of their  securities  under the  Securities  Act (except  pursuant to the  Registration  Rights  Agreement).  There are no  securities  or  instruments  containing anti-dilution  or similar  provisions  that will be triggered by this  Agreement or any related  agreement or the  consummation  of the transactions  described  herein or  therein.  The Company has  furnished  to the  Investor  true and  correct  copies of the  Company's
Certificate of Incorporation,  as amended and as in effect on the date hereof (the "Certificate of  Incorporation"),  and the Company's
By-laws,  as in effect on the date hereof (the "By-laws"),  and the terms of all securities  convertible into or exercisable for Common
Stock and the material rights of the holders thereof in respect thereto.

         Section 4.4.      No Conflict.  The execution,  delivery and performance of this Agreement by the Company and the consummation by the Company of the  transactions  contemplated  hereby will not (i) result in a violation of the Certificate of  Incorporation,  any certificate  of  designations  of any  outstanding  series of  preferred  stock of the  Company  or By-laws  or (ii)  conflict  with or constitute  a default  (or an event  which with notice or lapse of time or both would  become a default)  under,  or give to others any rights of termination,  amendment,  acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule,  regulation,  order,  judgment or decree (including  federal and state  securities laws and  regulations and the rules and regulations of the Principal  Market on which the Common Stock is quoted)
applicable  to the  Company  or any of its  subsidiaries  or by which  any  material  property  or asset of the  Company  or any of its subsidiaries is bound or affected and which would cause a Material  Adverse Effect.  Except as disclosed in the SEC Documents,  neither the Company nor its  subsidiaries is in violation of any term of or in default under its Articles of  Incorporation or By-laws or their organizational charter or by-laws, respectively, or any material contract, agreement, mortgage,  indebtedness,  indenture,  instrument, judgment,  decree or order or any  statute,  rule or  regulation  applicable  to the Company or its  subsidiaries.  The business of the
Company and its  subsidiaries  is not being  conducted in violation of any material  law,  ordinance,  regulation  of any  governmental entity.  Except as  specifically  contemplated  by this Agreement and as required  under the  Securities  Act and any applicable  state securities  laws,  the Company is not required to obtain any  consent,  authorization  or order of, or make any filing or  registration with, any court or governmental  agency in order for it to execute,  deliver or perform any of its obligations under or contemplated by this Agreement or the  Registration  Rights  Agreement in accordance  with the terms hereof or thereof.  All consents,  authorizations, orders,  filings and  registrations  which the Company is required to obtain  pursuant to the preceding  sentence have been obtained or effected on or prior to the date hereof.  The Company and its  subsidiaries  are unaware of any fact or  circumstance  which might give rise to any of the foregoing.

         Section 4.5.      SEC Documents;  Financial Statements.  Since January 1, 2003, the Company has filed all reports,  schedules, forms,  statements  and other  documents  required to be filed by it with the SEC under of the Exchange  Act. The Company has delivered to the Investor or its  representatives,  or made available through the SEC's website at  http://www.sec.gov,  true and complete copies of the SEC  Documents.  As of their  respective  dates,  the financial  statements of the Company  disclosed in the SEC Documents  (the
"Financial  Statements") complied as to form in all material respects with applicable  accounting  requirements and the published rules and regulations of the SEC with respect  thereto.  Such financial  statements have been prepared in accordance with generally  accepted accounting  principles,  consistently applied,  during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim  statements,  to the extent they may exclude footnotes or may be condensed or summary  statements)  and,  fairly  present in all material  respects the  financial  position of the Company as of the dates  thereof  and the  results  of its  operations  and cash flows for the  periods  then ended  (subject,  in the case of  unaudited statements,  to normal  year-end  audit  adjustments).  No other  information  provided by or on behalf of the Company to the  Investor which is not included in the SEC  Documents  contains  any untrue  statement  of a material  fact or omits to state any  material  fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         Section 4.6.      10b-5.  The SEC Documents do not include any untrue  statements of material  fact, nor do they omit to state any material fact required to be stated therein necessary to make the statements made, in light of the  circumstances  under which they were made, not misleading.

         Section 4.7.      No Default.  Except as disclosed in the SEC Documents,  the Company is not in default in the  performance or observance of any material obligation,  agreement,  covenant or condition contained in any indenture,  mortgage, deed of trust or other material  instrument or agreement to which it is a party or by which it is or its property is bound and neither the execution,  nor the delivery by the  Company,  nor the  performance  by the  Company of its  obligations  under this  Agreement  or any of the  exhibits or attachments  hereto will  conflict  with or result in the breach or violation  of any of the terms or  provisions  of, or  constitute a default  or result  in the  creation  or  imposition  of any lien or  charge on any  assets  or  properties  of the  Company  under its
Certificate of Incorporation,  By-Laws, any material indenture,  mortgage,  deed of trust or other material agreement applicable to the
Company or instrument to which the Company is a party or by which it is bound, or any statute,  or any decree,  judgment,  order, rules or regulation of any court or governmental  agency or body having  jurisdiction over the Company or its properties,  in each case which default, lien or charge is likely to cause a Material Adverse Effect on the Company's business or financial condition.

         Section 4.8.      Absence of Events of Default.  Except for matters  described in the SEC Documents and/or this Agreement,  no
Event of Default,  as defined in the  respective  agreement  to which the Company is a party,  and no event  which,  with the giving of notice or the passage of time or both,  would become an Event of Default (as so defined),  has occurred and is continuing,  which would have a Material Adverse Effect on the Company's business, properties, prospects, financial condition or results of operations.

         Section 4.9.      Intellectual  Property  Rights.  The Company and its subsidiaries own or possess adequate rights or licenses to use all material  trademarks,  trade names,  service  marks,  service mark  registrations,  service names,  patents,  patent rights, copyrights,  inventions,  licenses,  approvals,  governmental  authorizations,  trade  secrets and rights  necessary  to conduct  their respective  businesses  as now  conducted.  The Company and its  subsidiaries  do not have any  knowledge  of any  infringement  by the
Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights,  inventions,  licenses, service names, service  marks,  service mark  registrations,  trade secret or other  similar  rights of others,  and, to the knowledge of the Company, there is no claim, action or proceeding being made or brought against,  or to the Company's  knowledge,  being threatened against,  the
Company or its subsidiaries regarding trademark,  trade name, patents, patent rights,  invention,  copyright,  license,  service names, service marks,  service mark  registrations,  trade secret or other  infringement;  and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

         Section 4.10.     Employee  Relations.  Neither the Company nor any of its  subsidiaries is involved in any labor dispute nor, to the  knowledge  of the  Company  or any  of  its  subsidiaries,  is any  such  dispute  threatened.  None  of the  Company's  or its subsidiaries'  employees is a member of a union and the Company and its subsidiaries  believe that their relations with their employees are good.

         Section 4.11.     Environmental  Laws.  The Company and its  subsidiaries  are (i) in compliance  with any and all  applicable material  foreign,  federal,  state and local  laws and  regulations  relating  to the  protection  of human  health  and  safety,  the environment or hazardous or toxic  substances or wastes,  pollutants or  contaminants  ("Environmental  Laws"),  (ii) have received all permits,  licenses or other approvals required of them under applicable  Environmental Laws to conduct their respective  businesses and
(iii) are in compliance with all terms and conditions of any such permit, license or approval.

         Section 4.12.     Title.  Except  as set  forth  in the SEC  Documents,  the  Company  has good  and  marketable  title to its properties and material assets owned by it, free and clear of any pledge,  lien,  security  interest,  encumbrance,  claim or equitable interest  other than such as are not material to the  business of the Company.  Any real  property and  facilities  held under lease by the Company and its  subsidiaries  are held by them under valid,  subsisting  and  enforceable  leases with such  exceptions as are not material  and do not  interfere  with the use made and  proposed  to be made of such  property  and  buildings  by the  Company and its subsidiaries.

         Section 4.13.     Insurance.  The  Company and each of its  subsidiaries  are  insured by  insurers  of  recognized  financial responsibility  against such losses and risks and in such amounts as management of the Company  believes to be prudent and customary in the  businesses in which the Company and its  subsidiaries  are engaged.  Neither the Company nor any such  subsidiary has been refused any insurance  coverage  sought or applied for and neither the Company nor any such  subsidiary  has any reason to believe that it will not be able to renew its existing  insurance  coverage as and when such  coverage  expires or to obtain  similar  coverage from similar insurers as may be  necessary  to continue  its  business  at a cost that would not  materially  and  adversely  affect the  condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

         Section 4.14.     Regulatory Permits. The Company and its subsidiaries possess all material  certificates,  authorizations and permits issued by the appropriate federal,  state or foreign regulatory  authorities necessary to conduct their respective  businesses, and neither the Company nor any such  subsidiary has received any notice of proceedings  relating to the revocation or  modification of any such certificate, authorization or permit.

         Section 4.15.     Internal  Accounting  Controls.  The  Company  and each of its  subsidiaries  maintain a system of  internal accounting  controls  sufficient to provide  reasonable  assurance that (i) transactions  are executed in accordance with  management's general or specific  authorizations,  (ii)  transactions  are recorded as necessary to permit  preparation  of financial  statements in conformity with generally  accepted  accounting  principles and to maintain asset  accountability,  (iii) access to assets is permitted only in accordance with  management's  general or specific  authorization and (iv) the recorded  accountability  for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         Section 4.16.     No Material  Adverse  Breaches,  etc. Except as set forth in the SEC Documents,  neither the Company nor any of its  subsidiaries  is subject to any  charter,  corporate  or other legal  restriction,  or any  judgment,  decree,  order,  rule or regulation  which in the judgment of the Company's  officers has or is expected in the future to have a Material  Adverse Effect on the business, properties,  operations,  financial condition, results of operations or prospects of the Company or its subsidiaries.  Except as set forth in the SEC  Documents,  neither the Company nor any of its  subsidiaries  is in breach of any contract or agreement  which breach, in the judgment of the Company's  officers,  has or is expected to have a Material Adverse Effect on the business,  properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries.

         Section 4.17.     Absence of  Litigation.  Except as set forth in the SEC  Documents,  there is no action,  suit,  proceeding, inquiry or  investigation  before or by any court,  public  board,  government  agency,  self-regulatory  organization  or body pending against or affecting the Company, the Common Stock or any of the Company's  subsidiaries,  wherein an unfavorable  decision,  ruling or finding  would (i) have a Material  Adverse  Effect on the  transactions  contemplated  hereby (ii)  adversely  affect the  validity or enforceability  of, or the  authority  or ability of the  Company  to perform  its  obligations  under,  this  Agreement  or any of the documents  contemplated  herein,  or (iii) except as expressly  disclosed in the SEC Documents,  have a Material  Adverse Effect on the business, operations, properties, financial condition or results of operation of the Company and its subsidiaries taken as a whole.

         Section 4.18.     Subsidiaries.  Except as disclosed in the SEC  Documents,  the Company  does not  presently  own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity.

         Section 4.19.     Tax Status.  Except as disclosed in the SEC Documents,  the Company and each of its subsidiaries has made or filed all federal and state income and all other tax returns,  reports and  declarations  required by any  jurisdiction  to which it is subject  and  (unless  and only to the extent  that the  Company  and each of its  subsidiaries  has set aside on its books  provisions reasonably  adequate for the payment of all unpaid and  unreported  taxes) has paid all taxes and other  governmental  assessments  and charges that are material in amount,  shown or  determined  to be due on such  returns,  reports and  declarations,  except those being contested  in good  faith and has set  aside on its books  provision  reasonably  adequate  for the  payment  of all taxes for  periods subsequent  to the periods to which such  returns,  reports or  declarations  apply.  There are no unpaid taxes in any material  amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

         Section 4.20.     Certain  Transactions.  Except  as set  forth  in the SEC  Documents  none of the  officers,  directors,  or employees of the Company is presently a party to any transaction  with the Company (other than for services as employees,  officers and directors),  including any contract,  agreement or other  arrangement  providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise  requiring payments to or from any officer,  director or such employee or, to the  knowledge of the Company,  any  corporation,  partnership,  trust or other entity in which any officer,  director,  or any such employee has a substantial interest or is an officer, director, trustee or partner.

         Section 4.21.     Fees and Rights of First  Refusal.  The Company is not obligated to offer the securities  offered  hereunder on a right of first refusal basis or otherwise to any third parties  including,  but not limited to, current or former  shareholders of the Company, underwriters, brokers, agents or other third parties.

         Section 4.22.     Use of Proceeds.  The Company shall use the net proceeds from this offering for general corporate  purposes, including,  without  limitation,  the  payment of loan  incurred  by the  Company.  However,  in no event shall the Company use the net proceeds  from this  offering,  for the payment (or loaned to any such person for the  payment) of any  judgment,  or other  liability, incurred by any executive  officer,  officer,  director or employee of the Company,  except for any  liability  owed to such person for services  rendered,  or if any  judgment  or other  liability  is incurred by such person  originating  from  services  rendered to the
Company, or the Company has indemnified such person from liability.

         Section 4.23.     Further  Representation  and  Warranties of the Company.  For so long as any securities  issuable  hereunder held by the Investor remain outstanding,  the Company acknowledges,  represents,  warrants and agrees that it will maintain the listing of its Common Stock on the Principal Market.

         Section 4.24.     Opinion of  Counsel.  Investor  shall  receive an opinion  letter  from  counsel to the  Company on the date hereof.

         Section 4.25.     Opinion of Counsel.  The  Company  will  obtain for the  Investor,  at the  Company's  expense,  any and all opinions of counsel which may be reasonably required in order to sell the securities issuable hereunder without restriction.

         Section 4.26.     Dilution.  The Company is aware and  acknowledges  that  issuance of shares of the  Company's  Common  Stock could cause dilution to existing shareholders and could significantly increase the outstanding number of shares of Common Stock.

                                                              ARTICLE V.
                                                            Indemnification

         The Investor and the Company represent to the other the following with respect to itself:

         Section 5.1.      Indemnification.

                  (a)      In consideration of the Investor's  execution and delivery of this Agreement,  and in addition to all of the
Company's other  obligations under this Agreement,  the Company shall defend,  protect,  indemnify and hold harmless the Investor,  and all of its officers,  directors,  partners, employees and agents (including,  without limitation, those retained in connection with the transactions  contemplated by this Agreement)  (collectively,  the "Investor Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs,  penalties,  fees, liabilities and damages, and expenses in connection therewith (irrespective of whether  any such  Investor  Indemnitee  is a party to the action for which  indemnification  hereunder  is sought),  and  including reasonable  attorneys' fees and disbursements (the "Indemnified  Liabilities"),  incurred by the Investor Indemnitees or any of them as a result of, or arising  out of, or relating  to (a) any  misrepresentation  or breach of any  representation  or warranty  made by the
Company in this Agreement or the Registration  Rights Agreement or any other certificate,  instrument or document  contemplated  hereby or thereby,  (b) any breach of any covenant,  agreement or obligation of the Company  contained in this  Agreement or the  Registration
Rights Agreement or any other certificate,  instrument or document  contemplated hereby or thereby, or (c) any cause of action, suit or claim  brought or made  against  such  Investor  Indemnitee  not arising out of any action or inaction of an Investor  Indemnitee,  and arising out of or resulting from the  execution,  delivery,  performance  or  enforcement  of this  Agreement or any other  instrument, document or agreement  executed  pursuant hereto by any of the Investor  Indemnitees.  To the extent that the foregoing  undertaking by the Company may be  unenforceable  for any reason,  the Company shall make the maximum  contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

                  (b)      In  consideration of the Company's  execution and delivery of this Agreement,  and in addition to all of the
Investor's other  obligations  under this Agreement,  the Investor shall defend,  protect,  indemnify and hold harmless the Company and all of its officers, directors,  shareholders,  employees and agents (including,  without limitation, those retained in connection with the transactions  contemplated by this Agreement)  (collectively,  the "Company  Indemnitees") from and against any and all Indemnified
Liabilities  incurred  by the  Company  Indemnitees  or any of  them  as a  result  of,  or  arising  out of,  or  relating  to (a) any misrepresentation  or breach of any  representation  or  warranty  made by the  Investor in this  Agreement,  the  Registration  Rights
Agreement,  or any  instrument or document  contemplated  hereby or thereby  executed by the Investor,  (b) any breach of any covenant, agreement or obligation of the Investor(s)  contained in this Agreement,  the Registration  Rights Agreement or any other  certificate, instrument or document  contemplated  hereby or thereby executed by the Investor,  or (c) any cause of action, suit or claim brought or made against such Company  Indemnitee  based on  misrepresentations  or due to a breach by the Investor and arising out of or resulting from the execution,  delivery,  performance or enforcement of this Agreement or any other  instrument,  document or agreement  executed pursuant hereto by any of the Company  Indemnitees.  To the extent that the foregoing  undertaking by the Investor may be unenforceable for any  reason,  the  Investor  shall make the  maximum  contribution  to the  payment  and  satisfaction  of each of the  Indemnified
Liabilities, which is permissible under applicable law.

                           (c)      The  obligations  of the parties to  indemnify or make  contribution  under this Section 5.1 shall survive termination.

                                                              ARTICLE VI.
                                                       Covenants of the Company

         Section 6.1.      Registration  Rights. The Company shall cause the Registration  Rights Agreement to remain in full force and effect and the Company shall comply in all material respects with the terms thereof.

         Section 6.2.      Listing of Common Stock.  The Company shall maintain the Common Stock's  authorization  for quotation on the
National Association of Securities Dealers Inc.'s Over the Counter Bulletin Board.

         Section 6.3.      Exchange  Act  Registration.  The Company  will cause its Common  Stock to continue to be  registered  under
Section 12(g) of the Exchange Act, will file in a timely manner all reports and other documents  required of it as a reporting  company under the  Exchange  Act and will not take any action or file any  document  (whether or not  permitted  by  Exchange  Act or the rules thereunder)  to terminate or suspend such  registration  or to terminate or suspend its  reporting  and filing  obligations  under said
Exchange Act.

         Section 6.4.      Transfer Agent  Instructions.  Upon  effectiveness of the  Registration  Statement the Company shall deliver instructions  to its  transfer  agent to issue shares of Common Stock to the  Investor  free of  restrictive  legends on or before each
Advance Date

         Section 6.5.      Corporate  Existence.  The Company will take all steps  necessary  to preserve  and  continue the  corporate existence of the Company.

         Section 6.6.      Notice of Certain Events Affecting  Registration;  Suspension of Right to Make an Advance.  The Company will immediately  notify the Investor upon its becoming aware of the occurrence of any of the following  events in respect of a registration statement  or related  prospectus  relating to an  offering  of  Registrable  Securities:  (i)  receipt of any  request for  additional information by the SEC or any other Federal or state  governmental  authority  during the period of  effectiveness  of the Registration
Statement for  amendments or  supplements  to the  registration  statement or related  prospectus;  (ii) the issuance by the SEC or any other Federal or state  governmental  authority of any stop order suspending the  effectiveness  of the  Registration  Statement or the initiation of any proceedings for that purpose;  (iii) receipt of any notification  with respect to the suspension of the qualification or exemption from  qualification of any of the Registrable  Securities for sale in any jurisdiction or the initiation or threatening of any  proceeding  for such  purpose;  (iv) the  happening of any event that makes any statement  made in the  Registration  Statement or related  prospectus of any document  incorporated or deemed to be incorporated  therein by reference  untrue in any material respect or that  requires the making of any changes in the  Registration  Statement,  related  prospectus or documents so that, in the case of the
Registration  Statement,  it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements  therein not  misleading,  and that in the case of the related  prospectus,  it will not contain any untrue  statement of a material fact or omit to state any material  fact required to be stated  therein or necessary to make the  statements  therein,  in the light of the  circumstances  under which they were made, not  misleading;  and (v) the Company's reasonable  determination  that a  post-effective  amendment to the Registration  Statement would be appropriate;  and the Company will promptly make available to the Investor any such  supplement or amendment to the related  prospectus.  The Company shall not deliver to the Investor any Advance Notice during the continuation of any of the foregoing events.

         Section 6.7.      Restriction on Sale of Capital  Stock.  During the  Commitment  Period,  the Company shall not issue or sell
(i) any Common Stock or Preferred Stock without  consideration  or for a consideration  per share less than the bid price of the Common
Stock determined immediately prior to its issuance,  (ii) issue or sell any Preferred Stock warrant,  option, right, contract, call, or other  security  or  instrument  granting  the  holder  thereof  the right to  acquire  Common  Stock  without  consideration  or for a consideration  per share less than such Common  Stock's  Bid Price  determined  immediately  prior to its  issuance,  or (iii) file any registration statement on Form S-8.

         Section 6.8.      Consolidation;  Merger.  The  Company  shall not,  at any time after the date  hereof,  effect any merger or consolidation  of the Company with or into, or a transfer of all or  substantially  all the assets of the Company to another  entity (a
"Consolidation  Event")  unless the resulting  successor or acquiring  entity (if not the Company)  assumes by written  instrument  the obligation  to deliver to the Investor such shares of stock and/or  securities as the Investor is entitled to receive  pursuant to this
Agreement.

         Section 6.9.      Issuance of the Company's  Common Stock.  The sale of the shares of Common Stock shall be made in accordance with the provisions and requirements of Regulation D and any applicable state securities law.

                                                             ARTICLE VII.
                                           Conditions for Advance and Conditions to Closing

         Section 7.1.      Conditions  Precedent to the  Obligations of the Company.  The obligation  hereunder of the Company to issue and sell the  shares of Common  Stock to the  Investor  incident  to each  Closing is  subject  to the  satisfaction,  or waiver by the
Company, at or before each such Closing, of each of the conditions set forth below.

                  (a)      Accuracy of the  Investor's  Representations  and  Warranties.  The  representations  and  warranties of the
Investor shall be true and correct in all material respects.

                  (b)      Performance  by the  Investor.  The Investor  shall have  performed,  satisfied and complied in all respects with all covenants,  agreements  and  conditions  required by this  Agreement and the  Registration  Rights  Agreement to be performed, satisfied or complied with by the Investor at or prior to such Closing.

         Section 7.2.      Conditions  Precedent to the Right of the Company to Deliver an Advance  Notice and the  Obligation  of the
Investor  to  Purchase  Shares of Common  Stock.  The right of the  Company  to deliver an  Advance  Notice and the  obligation  of the
Investor  hereunder to acquire and pay for shares of the Company's  Common Stock incident to a Closing is subject to the fulfillment by the Company, on (i) the date of delivery of such Advance Notice and (ii) the  applicable Advance Date (each a "Condition  Satisfaction
Date"), of each of the following conditions:

                  (a)      Registration  of the Common  Stock with the SEC.  The Company  shall have filed with the SEC a  Registration
Statement  with  respect  to the  resale  of the  Registrable  Securities  in  accordance  with the  terms of the  Registration  Rights
Agreement.  As set forth in the Registration  Rights Agreement,  the Registration  Statement shall have previously become effective and shall remain  effective on each Condition  Satisfaction  Date and (i) neither the Company nor the Investor  shall have received  notice that the SEC has issued or intends to issue a stop order with  respect to the  Registration  Statement  or that the SEC  otherwise  has suspended  or withdrawn  the  effectiveness  of the  Registration  Statement,  either  temporarily  or  permanently,  or intends or has threatened to do so (unless the SEC's concerns have been  addressed and the Investor is reasonably  satisfied that the SEC no longer is considering  or intends to take such  action),  and (ii) no other  suspension  of the use or  withdrawal  of the  effectiveness  of the
Registration  Statement or related  prospectus  shall exist. The  Registration  Statement must have been declared  effective by the SEC prior to the first Advance Notice Date.

                  (b)      Authority.  The Company shall have obtained all permits and qualifications  required by any applicable state in  accordance  with the  Registration  Rights  Agreement  for the offer and sale of the  shares of  Common  Stock,  or shall  have the availability of exemptions  therefrom.  The sale and issuance of the shares of Common Stock shall be legally  permitted by all laws and regulations to which the Company is subject.

                  (c)      Fundamental  Changes.  There shall not exist any  fundamental  changes to the  information  set forth in the
Registration Statement which would require the Company to file a post-effective amendment to the Registration Statement.

                  (d)      Performance  by the  Company.  The Company  shall have  performed,  satisfied  and  complied in all material respects with all covenants,  agreements  and conditions  required by this Agreement  (including,  without  limitation,  the conditions specified in Section 2.5  hereof) and the Registration  Rights Agreement to be performed,  satisfied or complied with by the Company at or prior to each Condition Satisfaction Date.

                  (e)      No Injunction.  No statute, rule, regulation,  executive order, decree, ruling or injunction shall have been enacted,  entered,  promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or directly and adversely  affects any of the  transactions  contemplated by this Agreement,  and no proceeding  shall have been commenced that may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

                  (f)      No Suspension  of Trading in or Delisting of Common Stock.  The trading of the Common Stock is not suspended by the SEC or the  Principal  Market (if the Common  Stock is traded on a Principal  Market).  The  issuance of shares of Common  Stock with respect to the applicable  Closing,  if any, shall not violate the shareholder  approval  requirements of the Principal Market (if the Common Stock is traded on a Principal  Market).  The Company shall not have received any notice  threatening the continued  listing of the Common Stock on the Principal Market (if the Common Stock is traded on a Principal Market).

                  (g)      Maximum  Advance  Amount.  The amount of an Advance  requested  by the Company  shall not exceed the Maximum
Advance  Amount.  In  addition,  in no event shall the number of shares  issuable  to the  Investor  pursuant  to an Advance  cause the aggregate  number of shares of Common  Stock  beneficially  owned by the Investor  and its  affiliates  to exceed nine and 9/10 percent
(9.9%) of the then  outstanding  Common Stock of the Company.  For purposes of this section,  beneficial  ownership shall be calculated in accordance with Section 13(d) of the Exchange Act.

                  (h)      No  Knowledge.  The  Company has no  knowledge  of any event which would be more likely than not to have the effect of causing such Registration Statement to be suspended or otherwise ineffective.

                  (i)      Other. On each Condition  Satisfaction  Date, the Investor shall have received the  certificate  executed by an officer of the Company in the form of Exhibit A attached hereto.

                                                             ARTICLE VIII.
                                    Due Diligence Review; Non-Disclosure of Non-Public Information

         Section 8.1.      Due Diligence  Review.  Prior to the filing of the  Registration  Statement the Company shall make available for inspection and review by the Investor,  its advisors and representatives,  and any underwriter  participating in any disposition of the  Registrable  Securities on behalf of the Investor  pursuant to the  Registration  Statement,  any such  registration  statement or amendment or supplement  thereto or any blue sky, NASD or other filing,  all financial and other  records,  all SEC Documents and other filings with the SEC, and all other  corporate  documents and properties of the Company as may be reasonably  necessary for the purpose of such review, and cause the Company's officers,  directors and employees to supply all such information  reasonably  requested by the
Investor or any such  representative,  advisor or  underwriter  in connection  with such  Registration  Statement  (including,  without limitation,  in response to all questions and other inquiries  reasonably made or submitted by any of them),  prior to and from time to time  after the filing and  effectiveness  of the  Registration  Statement  for the sole  purpose of  enabling  the  Investor  and such representatives,  advisors  and  underwriters  and their  respective  accountants  and  attorneys  to conduct  initial  and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

         Section 8.2.      Non-Disclosure of Non-Public Information.

                  (a)      The  Company  shall  not  disclose   non-public   information  to  the  Investor,   its  advisors,   or  its
representatives,  unless  prior to  disclosure  of such  information  the  Company  identifies  such  information  as being  non-public information  and provides the  Investor,  such advisors and  representatives  with the  opportunity  to accept or refuse to accept such non-public  information for review.  The Company may, as a condition to disclosing any non-public  information  hereunder,  require the
Investor's  advisors and representatives to enter into a confidentiality  agreement in form reasonably  satisfactory to the Company and the Investor.

                  (b)      Nothing herein shall require the Company to disclose non-public  information to the Investor or its advisors or  representatives,  and the Company  represents  that it does not  disseminate  non-public  information to any investors who purchase stock in the Company in a public  offering,  to money  managers or to securities  analysts,  provided,  however,  that  notwithstanding anything herein to the contrary,  the Company will, as hereinabove  provided,  immediately  notify the advisors and  representatives of the Investor and, if any,  underwriters,  of any event or the  existence of any  circumstance  (without any  obligation to disclose the specific  event or  circumstance)  of which it becomes  aware,  constituting  non-public  information  (whether or not requested of the
Company  specifically  or generally  during the course of due  diligence by such persons or entities),  which,  if not disclosed in the prospectus  included  in the  Registration  Statement  would  cause such  prospectus  to include a material  misstatement  or to omit a material fact required to be stated  therein in order to make the  statements,  therein,  in light of the  circumstances  in which they were made, not  misleading.  Nothing  contained in this Section 8.2 shall be construed to mean that such persons or entities other than the  Investor  (without  the written  consent of the  Investor  prior to  disclosure  of such  information)  may not obtain  non-public information in the course of conducting  due diligence in accordance  with the terms of this Agreement and nothing herein shall prevent any such  persons or  entities  from  notifying  the  Company of their  opinion  that based on such due  diligence  by such  persons or entities,  that the  Registration  Statement  contains an untrue  statement of material  fact or omits a material  fact  required to be stated in the Registration  Statement or necessary to make the statements  contained  therein,  in light of the  circumstances in which they were made, not misleading.

                                                              ARTICLE IX.
                                                      Choice of Law/Jurisdiction

         Section 9.1.      Governing  Law. This  Agreement  shall be governed by and  interpreted  in  accordance  with the laws of the
State of New Jersey  without  regard to the  principles of conflict of laws.  The parties  further  agree that any action  between them shall be heard in Hudson County,  New Jersey,  and expressly consent to the jurisdiction and venue of the Superior Court of New Jersey, sitting in Hudson  County,  New Jersey and the United  States  District  Court of New Jersey,  sitting in Newark,  New Jersey,  for the adjudication of any civil action asserted pursuant to this paragraph.

                                                              ARTICLE X.
                                                        Assignment; Termination

         Section 10.1.     Assignment.  Neither this  Agreement  nor any rights of the Company  hereunder  may be assigned to any other
Person.

         Section 10.2.     Termination.  The  obligations  of the Investor to make  Advances  under  Article II hereof shall  terminate twenty-four  (24) months after the Effective  Date.  Notwithstanding  the  foregoing,  the Company may terminate  this  Agreement  upon thirty (30) days written  notice to the Investor  provided  that (i) there are no Advances  outstanding,  and (ii) The Company has paid all amounts owed pursuant to the Convertible  Debentures issued to the Buyers, as set forth in the Securities  Purchase Agreement dated
the date hereof between the Company and the Investor.   Any  termination of this Agreement  pursuant to this Section 10.2 (b) shall not terminate the  Registration  Rights  Agreement  unless the Investor has disposed of all the Investor  Shares (as defined below) and all shares issued to the Investor pursuant to Advances, or all such shares are eligible for resale pursuant to Rule 144(k).

                                                              ARTICLE XI.
                                                                Notices

         Section 11.1.     Notices. Any notices,  consents,  waivers, or other  communications  required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt,  when delivered  personally;
(ii) upon receipt,  when sent by facsimile,  provided a copy is mailed by U.S.  certified mail, return receipt  requested;  (iii) three
(3) days after being sent by U.S.  certified  mail,  return  receipt  requested,  or (iv) one (1) day after  deposit  with a nationally recognized  overnight  delivery service,  in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company, to:                         Americana Publishing, Inc.
                                               303 San Mateo NE - Suite 104A
                                               Albuquerque, NM 87108
                                               Attention:        George Lovato, Jr.
                                               Telephone:        (505) 265-6121
                                               Facsimile:        (505) 265-0632

With a copy to:                                Kirkpatrick & Lockhart LLP
                                               201 South Biscayne Boulevard - Suite 2000
                                               Miami, FL  33131-2399
                                               Attention:        Clayton E. Parker, Esq.
                                               Telephone:        (305) 539-3300
                                               Facsimile:        (305) 358-7095

If to the Investor(s):                         Cornell Capital Partners, LP
                                               101 Hudson Street - Suite 3700
                                               Jersey City, NJ 07302
                                               Attention:        Mark Angelo
                                                                 Portfolio Manager
                                               Telephone:        (201) 985-8300
                                               Facsimile:        (201) 985-8266

With a Copy to:                                Cornell Capital Partners, LP
                                               101 Hudson Street - Suite 3700
                                               Jersey City, NJ 07302
                                               Attention:        Troy Rillo, Esq.
                                               Telephone:        (201) 985-8300
                                               Facsimile:        (201) 985-8266

Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.

                                                             ARTICLE XII.
                                                             Miscellaneous

         Section 12.1.     Counterparts.  This Agreement may be executed in two or more identical  counterparts,  all of which shall be considered one and the same  agreement and shall become  effective  when  counterparts  have been signed by each party and delivered to the other  party.  In the event any  signature  page is delivered  by  facsimile  transmission,  the party using such means of delivery shall cause four (4) additional  original executed  signature pages to be physically  delivered to the other party within five (5) days of the execution and delivery hereof, though failure to deliver such copies shall not affect the validity of this Agreement.

         Section 12.2.     Entire Agreement;  Amendments.  This Agreement supersedes all other prior oral or written agreements between the Investor,  the Company,  their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this
Agreement and the instruments  referenced  herein contain the entire  understanding  of the parties with respect to the matters covered herein and  therein  and,  except as  specifically  set forth  herein or  therein,  neither  the  Company  nor the  Investor  makes any representation,  warranty,  covenant or  undertaking  with respect to such  matters.  No provision of this  Agreement  may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

         Section 12.3.     Reporting  Entity for the Common  Stock.  The  reporting  entity  relied upon for the  determination  of the trading  price or trading  volume of the Common Stock on any given Trading Day for the purposes of this  Agreement  shall be Bloomberg,
L.P. or any  successor  thereto.  The written  mutual  consent of the  Investor  and the Company  shall be required to employ any other reporting entity.

         Section 12.4.     Fees and Expenses.  The Company hereby agrees to pay the following fees:

                  (a)      Structuring  Fees.  Each of the  parties  shall  pay its own  fees and  expenses (including  the fees of any attorneys,  accountants,  appraisers  or  others  engaged  by such  party)  in  connection  with this  Agreement  and the  transactions contemplated  hereby,  except that the Company will pay a structuring fee of Fifteen Thousand  Dollars ($15,000)  to Yorkville Advisors
Management,  LLC, which shall be paid on the date hereof.  Subsequently  on each advance date, the Company will pay Yorkville  Advisors
Management,  LLC a structuring fee of Five Hundred  Dollars ($500) and any outstanding fees of Kirkpatrick & Lockhart, LLP directly out the proceeds of any Advances hereunder.

                  (b)      Commitment Fees.

                           (i)      On each Advance Date the Company shall pay to the Investor,  directly from the gross  proceeds held in escrow,  an amount equal to ten percent (10%) of the amount of each Advance.  The Company hereby agrees that if such payment,  as is described  above,  is not made by the Company on the Advance  Date,  such  payment  will be made at the  direction  of the  Investor as outlined and mandated by Section 2.3 of this Agreement.

                           (ii)     Upon the  execution  of this  Agreement,  the Company  shall issue to the Investor One Million Four
Hundred Seventy Eight Thousand Nine Hundred Forty (1,478,940) shares of the Company's Common Stock (the "Investor's Shares").

                           (iii)    Warrants.        Upon the  execution of this  Agreement,  the Company shall issue to the Investor a warrant to purchase  13,521,060 shares of the Company's Common Stock (the  "Cornell Warrant Shares") for a period of three (3) years at an exercise price of $0.001 per share

                           (iv)     Fully Earned.  The  Investor's  Shares and the Cornell  Warrant Shares shall be deemed fully earned as of the date hereof.

                           (v)      Registration  Rights.  The  Investor's  Shares  and  the  Warrant  Shares  will  have  "piggy-back"
registration rights.

         Section 12.5.     Brokerage.  Each of the  parties  hereto  represents  that it has had no dealings  in  connection  with this transaction  with any finder or broker who will demand  payment of any fee or commission  from the other party.  The Company on the one hand,  and the  Investor,  on the other  hand,  agree to  indemnify  the other  against  and hold the other  harmless  from any and all liabilities to any person  claiming  brokerage  commissions or finder's fees on account of services  purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

         Section 12.6.     Confidentiality.  If for any reason the  transactions  contemplated  by this Agreement are not  consummated, each of the parties  hereto  shall keep  confidential  any  information  obtained  from any other party  (except  information  publicly available or in such party's domain prior to the date hereof,  and except as required by court order) and shall promptly  return to the other parties all schedules,  documents,  instruments,  work papers or other written  information  without  retaining  copies  thereof, previously furnished by it as a result of this Agreement or in connection herein.

                                             [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS  WHEREOF,  the parties  hereto  have  caused  this  Standby  Equity  Distribution  Agreement  to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                                                       COMPANY:
                                                       AMERICANA PUBLISHING, INC.

                                                       By:
                                                       Name:    George Lovato, Jr.
                                                       Title:   CEO

                                                       INVESTOR:
                                                       CORNELL CAPITAL PARTNERS, LP

                                                       By:      Yorkville Advisors, LLC
                                                       Its:     General Partner

                                                       By:
                                                       Name:    Mark Angelo
                                                       Title:   Portfolio Manager

                                                               EXHIBIT A

                                                 ADVANCE NOTICE/COMPLIANCE CERTIFICATE

                                                      AMERICANA PUBLISHING, INC.

         The  undersigned,  George  Lovato,  Jr.  hereby  certifies,  with  respect to the sale of shares of Common  Stock of AMERICANA
PUBLISHING,   INC.  (the   "Company"),   issuable  in  connection   with  this  Advance   Notice  and  Compliance   Certificate   dated
___________________ (the "Notice"), delivered pursuant to the Standby Equity Distribution Agreement (the "Agreement"), as follows:

         1.       The undersigned is the duly elected CEO of the Company.

         2.       There are no fundamental  changes to the information set forth in the Registration  Statement which would require the
Company to file a post effective amendment to the Registration Statement.

         3.       The Company has performed in all material  respects all covenants and agreements to be performed by the Company on or prior to the  Advance  Date  related to the Notice and has  complied in all  material  respects  with all  obligations  and  conditions contained in the Agreement.

         4.       The undersigned  hereby  represents,  warrants and covenants that it has made all filings ("SEC Filings") required to be made by it pursuant to applicable  securities  laws  (including,  without  limitation,  all filings  required  under the  Securities
Exchange Act of 1934,  which include Forms 10-Q,  10-K,  8-K,  etc. All SEC Filings and other public  disclosures  made by the Company, including,  without limitation, all press releases,  analysts meetings and calls, etc. (collectively,  the "Public Disclosures"),  have been reviewed and approved for release by the Company's attorneys and, if containing financial  information,  the Company's independent certified  public  accountants.  None of the Company's  Public  Disclosures  contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements  therein,  in the light of the  circumstances under which they were made, not misleading.

         5.       The Advance requested is _____________________.

         The undersigned has executed this Certificate this ____ day of _________________.

                                                   AMERICANA PUBLISHING, INC.

                                                   By:
                                                   Name:      George Lovato, Jr.
                                                   Title:     CEO

                                                             SCHEDULE 2.6

                                                      AMERICANA PUBLISHING, INC.

         The  undersigned  hereby  agrees that for a period  commencing  on the date  hereof and  expiring  on the  termination  of the
Agreement  dated  March __,  2005  between  Americana  Publishing,  Inc.,  (the  "Company"),  and Cornell  Capital  Partners,  LP, (the
"Investor") (the "Lock-up Period"), he, she or it will not, directly or indirectly,  without the prior written consent of the Investor, issue,  offer,  agree or offer to sell,  sell,  grant an option for the purchase or sale of,  transfer,  pledge,  assign,  hypothecate, distribute or otherwise  encumber or dispose of except pursuant to Rule 144 of the General Rules and  Regulations  under the Securities
Act of 1933,  any  securities of the Company,  including  common stock or options,  rights,  warrants or other  securities  underlying, convertible  into,  exchangeable  or exercisable  for or evidencing any right to purchase or subscribe for any common stock (whether or not beneficially owned by the undersigned), or any beneficial interest therein (collectively, the "Securities").

         In order to enable the aforesaid  covenants to be enforced,  the undersigned  hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Company's  securities with respect to any of the Securities  registered in the name of the undersigned or beneficially owned by the undersigned,  and the undersigned  hereby confirms the undersigned's  investment in the
Company.

Dated: _______________, 2005

                                                     Signature

                                                     Name: ____________________________________
                                                     Address:
                                                     City, State, Zip Code:

                                                     Print Social Security Number
                                                     or Taxpayer I.D. Number